UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 __________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

February 25, 2013

Date of Report (Date of earliest event reported)

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8500

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 25, 2013, the Company issued a Press Release concerning completion of a fast-track major refurbishment construction services project at a refinery near Salt Lake City, Utah..

A copy of the Press Release is attached hereto as Exhibit  99.1 and the information therein is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

 Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT TABLE

Exhibit No.	Description

99.1	Press Release dated February 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2013

TEXAS GULF ENERGY, INCORPORATED

By:	/s/ Craig Crawford
Name: Craig Crawford Title: Chief Financial Officer